Significant Accounting Policies - Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Sep. 30, 2018	Dec. 31, 2017	Sep. 30, 2017	Dec. 31, 2016
Accounting Policies [Abstract]
Cash and cash equivalents	$ 7,383	$ 1,693
Restricted cash, current portion		141
Restricted cash, net of current portion	3,490	4,859
Total cash and cash equivalents and restricted cash	$ 10,873	$ 6,693	$ 5,604	$ 5,783